UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2015

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITITVE AGREEMENT.
On March 6, 2015, Ashford Hospitality Trust, Inc. (the "Company") entered into a $1,070,560,000 loan with Column Financial, Inc. The loan is structured as a mortgage loan and four mezzanine loans directly or indirectly secured by 24 hotel properties. The mortgage and mezzanine loans have a weighted average interest rate of 30-day LIBOR plus 4.39% and require monthly payments of interest only. The loans are nonrecourse, subject to environmental and other customary recourse carve-outs that are guaranteed by the Company, and contain such events of defaults, cure periods and remedies that are customarily granted to a secured lender, including the right to accelerate the debt and foreclose on the collateral following an uncured event of default. The loans mature on April 9, 2017, subject to Borrower’s option to extend the loans for four 1-year periods. The loans are prepayable at any time, without penalty with respect to the first 40% of the original principal amount prepaid, and subject to a spread maintenance premium through the 18th payment date on the balance of any principal amount prepaid. The original principal amounts of the loans are (a) $815,000,000 mortgage loan, (b) $80,000,000 mezzanine A loan, (c) $50,000,000 mezzanine B loan, (d) $62,780,000 mezzanine C loan, and (e) $62,780,000 mezzanine D loan. The loans are secured directly or indirectly by the following hotel properties (collectively, the “Properties”):
Churchill Hotel, Washington, DC
Courtyard Boston Tremont, Boston, MA
Courtyard Denver Airport. Denver, CO
Courtyard Gaithersburg Washingtonian, Gaithersburg, MD
Courtyard Savannah Historic District, Savannah, GA
Crowne Plaza Atlanta Ravinia, Atlanta, GA
Hampton Inn Parsippany, Parsippany, NJ
Hilton Garden Inn Austin, Austin, TX
Hilton Garden Inn BWI Airport, Linthicum, MD
Hilton Garden Inn Virginia Beach, Virginia Beach, VA
Hilton Parsippany, Parsippany, NJ
Hilton Tampa Westshore, Tampa, FL
Hyatt Regency Savannah, Savannah, GA
Hyatt Regency Windwatch, Hauppauge, NY
Marriot San Antonio Plaza, San Antonio, TX
Marriott DFW Airport, Irving, TX
Marriott Omaha, Omaha, NE
Marriott Sugar Land Town Square, Sugar Land, TX
Melrose Hotel, Washington, DC
Renaissance Palm Springs, Palm Springs, CA
Renaissance Portsmouth, Portsmouth, VA
Residence Inn Tampa Downtown, Tampa, FL
Ritz-Carlton Atlanta Downtown, Atlanta, GA
Silversmith Hotel Chicago Downtown, Chicago, IL
The loans refinance the Company’s previous mortgage loan secured by 25 hotel properties and four mezzanine loans indirectly secured by 28 hotel properties.
ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On March 6, 2015, the Company completed the previously announced acquisition of an approximate 28.26% interest in PIM Highland Holding LLC from Prudential Real Estate Investors (“PREI”). Prior to the acquisition, the Company and PREI were joint venture partners in PIM Highland Holding. Together with the Company’s existing approximate 71.74% interest, the Company now owns 100% of PIM Highland Holding LLC, which owns the Properties identified in Item 1.01 above. The purchase price for the acquisition was $250,055,126.00, payable in cash, which the company obtained through the financing transaction described in Item 1.01 above. The purchase price was negotiated with PREI as an arm’s length transaction.
ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information contained in Item 1.01 is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements

(1)	Financial Statements of Properties Acquired
All required financial statements of the properties being acquired will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(2)	Pro Forma Financial Information
All required pro forma financial information of the Company, taking into account the acquisition, will be filed no later than 71 days after the date this initial report on Form 8-K must be filed.

(d)	Exhibits
Exhibit Number        Description

10.1	Loan Agreement, dated March 6, 2015, between each of the Parties set forth on Schedule I, which are subsidiaries of the Company, collectively as Borrower, and Column Financial, Inc. as Lender.
10.2	Mezzanine A Loan Agreement, dated March 6, 2015, between HH Swap A LLC and HH Swap G LLC, collectively as Borrower, and Column Financial, Inc., as Lender.
10.3	Mezzanine B Loan Agreement, dated March 6, 2015, between HH Mezz Borrower A-2 LLC and HH Mezz Borrower G-2 LLC, collectively as Borrower, and Column Financial, Inc., as Lender.
10.4	Mezzanine C Loan Agreement, dated March 6, 2015, between HH Mezz Borrower A-3 LLC and HH Mezz Borrower G-3 LLC, collectively as Borrower, and Column Financial, Inc., as Lender.
10.5	Mezzanine D Loan Agreement, dated March 6, 2015, between HH Mezz Borrower A-4 LLC and HH Mezz Borrower G-4 LLC, collectively as Borrower, and Column Financial, Inc., as Lender.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2015

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel